OTHER INCOME/(EXPENSE) (Tables)	12 Months Ended
Dec. 31, 2013
OTHER INCOME/(EXPENSE)
Schedule of other income

Year ended December 31,	2013	2012	2011
(millions of Canadian dollars)
Net foreign currency gains/(loss)	(272)	71	48
Allowance for equity funds used during construction	1	1	3
Interest income on affiliate loans	23	20	17
Interest income	4	7	3
Noverco preferred shares dividend income	40	42	30
Gain on disposition (Note 7)	18	-	-
OPEB recovery (Note 6)	-	89	-
Other	51	8	15
	(135)	238	116